                                                                    EXHIBIT 10.4


                          FORM OF WAIVER AND AMENDMENT

                  THIS WAIVER AND AMENDMENT (this "Agreement") is made as of June 30, 2000 between PRISON REALTY TRUST, INC., f/k/a Prison Realty Corporation, a Maryland corporation (the "Company"), and MDP VENTURES IV LLC, a New York limited liability company ("MDP").

                             PRELIMINARY STATEMENTS

         A. The Company and MDP have entered into that certain Note Purchase Agreement (the "Note Agreement"), dated as of December 31, 1998, pursuant to which the Company issued to MDP and its affiliated purchasers the Company's $40,000,000 9.5% Convertible Subordinated Notes Due December 31, 2008 (the "Notes"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Note Agreement.

         B. The Company has informed MDP that the Company has violated certain of the covenants contained in the Note Agreement, as more particularly described in Section 2 below (the "Existing Covenant Defaults").

         C. The Company has requested that MDP (1) waive the Existing Covenant Defaults; (2) acknowledge certain transactions that the Company desires to consummate; and (3) agree to certain amendments to the Note Agreement, as more particularly described below.

         D. Subject to the terms and conditions set forth below, MDP is willing to agree to certain waivers, acknowledgments and amendments, as more particularly described below.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. For purposes of this Agreement, the following terms shall have the meanings set forth below:

            a. "Amendment Effective Date" means the date on which all of the conditions precedent to the effectiveness of this Agreement have been satisfied.

            b. "C Corporation" has the meaning attributed thereto in the Code.

            c. "Change in Tax Status" means the Company's election not to be taxed as a REIT, but rather as a C Corporation, commencing with its taxable year ending December 31, 2000 and thereafter, all in connection with the Management Opco Merger.

            d. "Credit Agreement" means that certain amended and restated credit agreement, dated August 4, 1999, executed between the Company; certain of its Subsidiaries; certain lenders; Lehman Commercial Paper Inc., as administrative agent; Societe Generale, as documentation agent; Lehman Brothers Inc., as advisor, book manager and lead arranger; The Bank of Nova Scotia, as syndication agent; and Southtrust Bank, as co-agent.

            e. "Credit Agreement Amendment" means that certain waiver and amendment to the Credit agreement, dated June 9, 2000, executed between the Company, certain of its Subsidiaries, certain lenders and Lehman Commercial Paper Inc.

            f. "Credit Agreement Defaults" means the Company's failure to comply with certain terms of the Credit Agreement as a result of the PMI Defaults and the Existing Covenant Defaults.

            g. "Disqualified Stock" means any capital stock of the Company or its Subsidiaries that the Company or its Subsidiaries is or, upon the passage of time or the occurrence of any event (in each case prior to December 31, 2006), may become obligated to redeem, purchase, retire, defease or otherwise make any payment in respect of, in consideration other than capital stock (other than Disqualified Stock).

            h. "Fee Agreements" means (i) that certain agreement, dated September 14, 1999, between the Company and Merrill Lynch & Co. and (ii) that certain amended and restated agreement, dated March 3, 2000, as amended on May 1, 2000, between the Company and Wasserstein Perella & Co., Inc.

            i. "Management Opco" means Corrections Corporation of America (formerly Correctional Management Services Corporation (and not CCA)), a Tennessee corporation.

            j. "Management Opco Merger" means the legal and valid merger of Management Opco with and into Management Sub, with Management Sub as the surviving entity, for consideration in the merger consisting only of the Company's common or preferred stock (other than Disqualified Stock), as more particularly described in the Proxy.

            k. "Management Opco Merger Date" means the earlier of (i) September 15, 2000, and (ii) the date that is five (5) Business Days after the date on which all consents and authorizations necessary to validly and legally consummate the Management Opco Merger have been obtained.

            l. "Management Sub" means the wholly-owned subsidiary of the Company formed in connection with the Management Opco Merger.

            m. "Master Lease" means that certain Master Agreement to Lease, dated January 1, 1999, between the Company and Management Opco.

            n. "Pacific Life Agreement" means that certain securities purchase agreement, dated as of April 5, 2000, and executed as of April 16, 2000, among the Company, Management Opco, Service Company A and Service Company B, on the one hand, and Pacific Life Insurance Company, on the other hand.

            o. "PMI" means PMI Mezzanine Fund, L.P.

            p. "PMI Defaults" means (i) the Company's failure to comply with certain financial covenants under the terms of the PMI Note Purchase Agreement related to: (a) the Company's debt service coverage ratio and (b) the Company's interest coverage ratio; and (ii) the Existing Covenant Defaults, to the extent that the same are not cured or waived in accordance with Section 7.1(iii) of the PMI Note Purchase Agreement.

            q. "PMI Note Purchase Agreement" means that certain note purchase agreement, dated as of December 31, 1998, between the Company and PMI, relating to the Company's 7.5% Convertible Subordinated Note due February 28, 2005.

            r. "Potential Claims" means the potential claims against the Company under the Pacific Life Agreement, the Securities Purchase Agreement and the Fee Agreements.

            s. "Proxy" means the Company's Amendment No. 1 to Proxy Statement, to be filed with the United States Securities and Exchange Commission (the "SEC") that, if approved by the Company's common shareholders, would permit, among other things, the Change in Tax Status and the Management Opco Merger, a draft of which is attached to this Agreement as Exhibit A.

            t. "Rent Deferral" means (i) the deferral (with interest) of cash lease payments due to the Company under the Master Lease in December 1999 until February 14, 2000 ($12,945,205) and April 7, 2000 ($11,946,692), and (ii) the
deferral (with interest) of cash lease payments due to the Company under the Master Lease for the months of January 2000 through and including September 2000 until September 30, 2000, except for payments of (A) $4,000,000 within five (5) Business Days of May 5, 2000, (B) $2,000,000 within five (5) Business Days of June 16, 2000, (C) $12,000,000 within five (5) Business Days of July 5, 2000,
(D) $8,000,000 within five (5) Business Days of August 5, 2000, and (E) $5,000,000 within five (5) Business Days of September 5, 2000.

            u. "Rights Offering" means an offering made in accordance with all applicable federal and state laws by the Company to its then-current common shareholders through the distribution of rights to purchase shares of common stock of the Company (based on each shareholder's then-current pro rata share of the Company's common stock), which, if consummated, would result in net cash proceeds to the Company of at least $50,000,000.

            v. "Securities Purchase Agreement" means that certain securities purchase agreement, dated as of December 26, 1999, by and between the Company and Prison Acquisition Company L.L.C.

            w. "Service Company Mergers" means the merger of Service Company A (i.e., Prison Management Services, Inc., a Tennessee corporation) and Service Company B (i.e., Juvenile and Jail Facility Management Services, Inc., a Tennessee corporation) with and into the applicable Service Company Subs for aggregate consideration of not more than $10,600,000 (plus up to $2,000,000 to be paid to certain wardens and other employees of Service Company A and Service Company B), in each case in the form of the Company's common or preferred stock (other than Disqualified Stock) only.

            x. "Service Company Subs" means the two wholly-owned subsidiaries of the Company created in connection with the Service Company Mergers.

         2. WAIVER. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Company set forth in this Agreement, MDP hereby waives the following Existing Covenant Defaults:

            a. Change in Tax Status. In connection with the Management Opco Merger and the Change in Tax Status, the Company's failure to maintain its status as a REIT, pursuant to Sections 4.8 and 7.14 of the Note Agreement.

            b. Lease Enforcement. The Company's failure to issue a notice of default or take other action in connection with Management Opco's defaults under the Master Lease, pursuant to Section 7.15 of the Note Agreement, to the extent that such failure or the Company's agreement to the Rent Deferral is deemed to be in violation of that Section.

            c. Conduct of Business. In connection with the Management Opco Merger and the Change in Tax Status, the Company's conduct of business other than financing, owning and developing prisons and other correctional facilities, in contravention of Section 8.4 of the Note Agreement.

            d. Financial Covenants. The Company's failure to comply with the covenant set forth in Section 8.5 of the Note Agreement.

            e. Change of Control. The Company's failure to deliver a Repurchase Right Notice, pursuant to Section 10.1 of the Note Agreement, to the extent that a "Change of Control" may have arisen by virtue of (i) the Company's execution and delivery of the Pacific Life Agreement or (ii) the Company's execution and delivery of the Securities Purchase Agreement.

            f. PMI Defaults. The PMI Defaults, but only to the extent that the same are cured or waived in accordance with Section 11.1(g) of the Note Agreement.

         3. ACKNOWLEDGMENT. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Company set forth in this Agreement, MDP hereby acknowledges the following transactions and agrees that neither the consummation of, or the failure to consummate, any of these transactions shall constitute or otherwise cause a default or Termination Event under the Note Agreement:

            a. the Management Opco Merger;

            b. the Change in Tax Status;

            c. the Service Company Mergers;

            d. the Rights Offering; and

            e. any and all transactions necessary to consummate, or contemplated by, the Rights Offering, the Proxy or the Credit Agreement Amendment.

         4. AMENDMENTS TO NOTE AGREEMENT. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Company set forth in this Agreement, the Company and MDP hereby agree to the following amendments to the Note Agreement:

            a. Section 1 of the Note Agreement is hereby amended by adding the following new Section 1.2:

            "1.2 Change in Interest Rate. (a) The Company has duly authorized the issuance of certain replacement Notes, in substantially the form attached to the Waiver and Amendment as Exhibit B (the "Replacement Notes"). The Replacement Notes shall be issued in the aggregate principal amount of $40,000,000 and in exchange for the Notes issued pursuant to Section 1.1 of this Agreement on December 31, 1998 and January 29, 1999. The Company shall issue the Replacement Notes within ten (10) Business Days after the Amendment Effective Date in the amounts and to the holders of the Notes identified by MDP on the schedule attached to the Waiver and Amendment as Exhibit C. The Replacement Notes shall (i) be dated the date of issuance; (ii) bear interest (computed on the basis of a 360-day year of twelve 30-day months) from the date of issuance until the earlier of (A) Maturity,
            (B) the date such Replacement Notes are repaid in full or (C) the occurrence of a Termination Event after June 30, 2000 at the rate of 10% per annum payable semi-annually, in arrears, on each Interest Payment Date commencing on December 31, 2000; (iii) bear interest (computed as provided in clause (ii) above) from the earlier of (A) Maturity or (B) the occurrence of a Termination Event after June 30, 2000 until the date such Replacement Notes are repaid in full at the Default Rate and (iv) mature (at which time all principal and interest payable hereunder shall be immediately due and payable) on the Maturity Date. The Replacement Notes shall be convertible into shares of the Company's Common Stock as provided in Section 13 of this Agreement and shall be redeemable as provided in Section 12 of this Agreement. Contingent Interest is payable on the Replacement Notes as set forth in Section 2.5 of this Agreement. All references to the "Notes" in this Agreement that do not conflict with the terms of this Section shall include reference to the Replacement Notes.

            (b) The Company and MDP acknowledge that the payment of interest on the Notes at a rate above 9.5% per annum (i.e., the difference between 9.5% per annum and 10% per annum, the "Additional Interest"), pursuant to Section 1.2(a) hereof, is subject to the approval of the Required Lenders (as such term is defined in the Credit Agreement), pursuant to Section 3.1 of the Credit Agreement, as amended by the Credit Agreement Amendment. The Company will use its reasonable best efforts to obtain such approval. To the extent that such approval is not obtained, the Company will issue additional convertible notes on a pro rata basis to the holders of the Notes identified by MDP at the time of the issuance in an aggregate amount equal to the Additional Interest (the "Additional Interest PIK Notes"). Any Additional Interest PIK Notes shall (i) be issued on the applicable Interest Payment Date; (ii) accrue interest in accordance with Section 1.2(a) above; and (iii) mature on the PIK Maturity Date. The Additional Interest

            PIK Notes shall be convertible into shares of the Company's Common Stock as provided in Section 13 of this Agreement and shall be redeemable as provided in Section 12 of this Agreement. Contingent Interest is not payable on the Additional Interest PIK Notes under
            Section 2.5 of this Agreement."

            b. Section 1 of the Note Agreement is hereby amended by adding the following new Section 1.3:

            "1.3 Authorization of PIK Notes. The Company has duly authorized the issuance of additional convertible notes in the aggregate principal amount of $1,114,461, in substantially the form attached to the Waiver and Amendment as Exhibit D (the "PIK Notes"), which amount represents any and all interest due and owing on the Notes at the Default Rate for the period prior to the date of the Waiver and Amendment through and including June 30, 2000. The Company shall issue the PIK Notes within ten (10) Business Days after the Amendment Effective Date in the amounts and to the holders of the Notes identified by MDP on the schedule attached to the Waiver and Amendment as Exhibit C. The PIK Notes shall accrue interest at the same rate as the Replacement Notes under, and shall be payable in accordance with, Section 1.2(a) of this Agreement. The PIK Notes shall be convertible into shares of the Company's Common Stock as provided in Section 13 of this Agreement and shall be redeemable as provided in Section 12 of this Agreement. Contingent Interest is not payable on the PIK Notes under Section 2.5 of this Agreement. The maturity date of the PIK Notes is December 31, 2003 (the "PIK Maturity Date"). All references to the "Notes" and to "Maturity" or "Maturity Date" in this Agreement that do not conflict with the terms of this Section shall include reference to the PIK Notes and the PIK Maturity Date, respectively."

            c. Section 2.5 of the Note Agreement is hereby deleted in its entirety and replaced with the following new Section 2.5:

            "2.5 Contingent Interest. Upon each of (x) December 31, 2003 and (y) repayment of the Notes (whether at Maturity, as a result of the occurrence of a Repurchase Right Event, optional prepayment, a Termination Event or otherwise) (each a "Contingent Interest Payment Date") Investor shall receive contingent interest ("Contingent Interest"), payable in cash, in an amount that would be sufficient to permit Investor to receive an IRR of 15.5% on the principal amount of the Notes (computed without regard to the payment of any interest that accrued at the Default Rate); provided, however, (i) Investor shall not be entitled to receive Contingent Interest in respect of the principal amount of any Notes that are converted into Common Stock pursuant to Section 13 on or before such Contingent Interest Payment Date and (ii) Investor shall not be entitled to receive any Contingent Interest in the event that (I) the Target Price Condition is satisfied on or before December 31, 2003 and (II) no Termination Event or Potential Termination Event has occurred after June 30, 2000 and before December 31, 2003."

            d. Section 7.2 of the Note Agreement is hereby amended by adding to the beginning thereof the clause: "Except as may be necessary in order to consummate, and as contemplated by, the Management Opco Merger and the Service Company Mergers,".

            e. Section 7.7 of the Note Agreement is hereby amended by adding to the beginning thereof the clause: "Except for the Potential Claims,".

            f. Section 7.9 of the Note Agreement is hereby amended by adding to the end thereof the following sentence: "Investor acknowledges that, to the extent asserted against the Company, the Company in good faith contests the validity of the Potential Claims."

            g. Section 7.14 of the Note Agreement is hereby deleted in its entirety and replaced by the notation: "[Intentionally Omitted]".

            h. Section 7.15 of the Note Agreement is hereby amended by adding to the end thereof the following sentence: "Investor acknowledges that the Company is in compliance with this Section in connection with the Rent Deferral."

            i. Section 8.2 of the Note Agreement is hereby amended by replacing "; or (iv)" of the second sentence in that Section with "; (iv)" and by adding the following at the end of that sentence: "; or (v) any transaction consummated in connection with the Management Opco Merger and the Service Company Mergers."

            j. Section 8.4 of the Note Agreement is hereby deleted in its entirety and replaced with the following new Section 8.4:

            "8.4 Conduct of Business. (a) Except as may be necessary in order to consummate, and as contemplated by, the Management Opco Merger and the Service Company Mergers, the Company shall not, and shall not permit any of its Subsidiaries to, engage, to any substantial extent, in any business other than the financing, ownership and development of prisons and other correctional facilities and other businesses or activities substantially similar or related thereto.

            (b) After consummation of the Management Opco Merger, the business of the Company and its Subsidiaries may include, in addition to those activities listed in clause (a) above, the operation and management of correctional, justice and detention facilities."

            k. Section 8.5 of the Note Agreement is hereby deleted in its entirety and replaced with the following new Section 8.5:

            "8.5 Financial Covenants. For purposes of this Section 8.5 only, all capitalized terms used in this Section shall have the meaning given to them in the Credit Agreement, as in effect as of the Amendment Effective Date. Such definitions shall (a) incorporate any defined terms contained therein; (b) be deemed to incorporate any amendments or modifications to such defined terms in the Credit Agreement, as of the effective date of the applicable amendments or modifications; and (c) to the extent that the Credit Agreement is terminated as between the parties thereto, have the meaning given to them in the Credit Agreement, as of the date immediately preceding the applicable termination date. Upon and after consummation of the Management Opco Merger, the following financial covenants shall apply:

                           (i) Total Indebtedness to Total Capitalization. At
                  all times the ratio of Total Indebtedness to Total Capitalization shall be equal to or less than .60:1.00.

                           (ii) Post Merger Interest Coverage Ratio. The Post
                  Merger Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be equal to or greater than the ratio set forth below for such fiscal quarter.

                               -------------------------------------------------
                                  Fiscal Quarter                        Ratio
                               -------------------------------------------------
                               Q3 - 2000:                              .75:1.00
                               -------------------------------------------------
                               Q4 - 2000:                             1.00:1.00
                               -------------------------------------------------
                               Q1 - 2001:                             1.20:1.00
                               -------------------------------------------------
                               Q2 - 2001:                             1.20:1.00
                               -------------------------------------------------
                               Q3 - 2001:                             1.40:1.00
                               -------------------------------------------------
                               Q4 - 2001 and thereafter               1.40:1.00
                               -------------------------------------------------


                           (iii) Fixed Charge Coverage. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be equal to or greater than the ratio set forth below for such fiscal quarter:

                               -------------------------------------------------
                                  Fiscal Quarter                        Ratio
                               -------------------------------------------------
                               Q3 - 2000                              0.50:1.00
                               -------------------------------------------------
                               Q4 - 2000                              1.00:1.00
                               -------------------------------------------------
                               Q1 - 2001                              1.00:1.00
                               -------------------------------------------------
                               Q2 - 2001                              1.00:1.00
                               -------------------------------------------------
                               Q3 - 2001                              1.00:1.00
                               -------------------------------------------------
                               Q4 - 2001 and thereafter               1.00:1.00
                               -------------------------------------------------

                           (iv) Pro Forma Adjustments and Setting of Future Financial Covenants. To the extent that the Management Opco Merger is consummated on a date in a fiscal quarter of the Consolidated Parties other than the final day of such fiscal quarter, the financial covenants contained in (ii) through (iii) above shall be calculated as if the Management Opco Merger had occurred on the first of day of such fiscal quarter. Further, at any time on and after September 30, 2001 that the financial covenants set forth in the Credit Agreement are reset or otherwise renegotiated, but no less frequently than annually, the Company and MDP agree to establish reset covenant levels for the covenants contained in (ii) through (iii) above (at a level equal to 25 basis points lower than the comparable financial covenant in the Credit Agreement in the case of the Post Merger Interest Coverage Ratio, and 25 basis points lower than the comparable financial covenant in the Credit Agreement in the case of the Fixed Charge Coverage Ratio) in each case, for the period covered by the reset or otherwise renegotiated Credit Agreement financial covenants."

            l. Section 10.1(a) of the Note Agreement is hereby amended by adding to the beginning thereof the clause: "Subject to the waivers contained in the Waiver and Amendment and excluding any and all transactions consummated in connection with, or contemplated by, the Rights Offering, the Proxy or the Credit Agreement Amendment,".

            m. Section 11.1 of the Note Agreement is hereby amended by adding to the beginning thereof the clause: "Subject to the waivers contained in the Waiver and Amendment,".

            n. Section 11.1(g) of the Note Agreement is hereby amended by adding to the beginning thereof the clause: "Except in connection with the Potential Claims,".

            o. Section 11.1(h) of the Note Agreement is hereby amended by adding to the beginning thereof the clause: "except in connection with the Potential Claims,".

            p. Section 11.1(i) of the Note Agreement is hereby amended by adding to the beginning thereof the clause: "provided that the representations and warranties contained in Section 4 of this Agreement are, by their terms, made specifically and apply only as of the Closing Date,".

            q. Section 13.1(b) of the Note Agreement is hereby deleted in its entirety and replaced with the following new Section 13.1(b):

            "(b) The initial Conversion Rate is such number of shares of Common Stock per $1,000 principal amount of Notes as is determined by dividing (i) 1,000 by (ii) 125% of the average High and Low Sale Prices of the Common Stock for the 20 trading days immediately following the earlier to occur of (I) closing of the Management Opco Merger and (II) October 31, 2000, all subject to adjustment in accordance with Sections 13.6 through 13.15 hereof (the "Conversion Rate")."

            r. Section 13.12 of the Note Agreement is hereby amended by replacing "; or (d)" with "; (d)" and by adding to the end of that Section the following clause: "; or (f) a distribution, dividend, issuance, grant of rights or other action that otherwise would cause an adjustment in the Conversion Rate under the foregoing Sections, to the extent that the distribution, dividend, issuance, grant of rights or other action is made or taken in connection with the transactions contemplated by the Rights Offering, the Proxy or the Credit Agreement Amendment, including the distribution of the Series B preferred stock and the conversion of such shares into common stock."

            s. Section 13.14(a) of the Note Agreement is hereby amended by adding to the beginning thereof the clause: "Except with respect to any and all transactions consummated in connection with, or contemplated by, the Rights Offering, the Proxy or the Credit Agreement Amendment,".

            t. Section 15.17 of the Note Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                           ""Additional Interest PIK Notes" is defined in
         Section 1.2(b)."

                           ""Amendment Effective Date" means the date on which all of the conditions precedent to the effectiveness of the Waiver and Amendment have been satisfied."

                           ""C Corporation" has the meaning attributed thereto in the Code."

                           ""Change in Tax Status" means the Company's election not to be taxed as a REIT, but rather as a C Corporation, commencing with its taxable year ending December 31, 2000 and thereafter, all in connection with the Management Opco Merger."

                           ""Credit Agreement" means that certain amended and restated credit agreement, dated August 4, 1999, executed between the Company; certain of its Subsidiaries; certain lenders; Lehman Commercial Paper Inc., as administrative agent; Societe Generale, as documentation agent; Lehman Brothers Inc., as advisor, book manager and lead arranger; The Bank of Nova Scotia, as syndication agent; and Southtrust Bank, as co-agent."

                           ""Credit Agreement Amendment" means that certain waiver and amendment, dated June 9, 2000, executed between the Company, certain of its Subsidiaries, certain lenders and Lehman Commercial Paper Inc."

                           ""Credit Agreement Defaults" means the Company's failure to comply with certain terms of the Credit Agreement as a result of the PMI Defaults and the Existing Covenant Defaults."

                           ""Disqualified Stock" means any capital stock of the Company or its Subsidiaries that the Company or its Subsidiaries is or, upon the passage of time or the occurrence of any event (in each case prior to December 31, 2006), may become obligated to redeem, purchase, retire, defease or otherwise make any payment in respect of, in consideration other than capital stock (other than Disqualified Stock)."

                           ""Fee Agreements" means (i) that certain agreement, dated September 14, 1999, between the Company and Merrill Lynch & Co. and (ii) that certain amended and restated agreement, dated March 3, 2000, as amended on May 1, 2000, between the Company and Wasserstein Perella & Co., Inc."

                           ""Management Opco" means Corrections Corporation of America (formerly Correctional Management Services Corporation (and not
         CCA)), a Tennessee corporation."

                           ""Management Opco Merger" means the legal and valid merger of Management Opco with and into Management Sub, with Management Sub as the surviving entity, for consideration in the merger consisting only of the Company's common or preferred stock (other than Disqualified Stock), as more particularly described in the Proxy."

                           ""Management Opco Merger Date" means the earlier of
         (i) September 15, 2000, and (ii) the date that is five (5) Business Days after the date on which all consents and authorizations necessary to validly and legally consummate the Management Opco Merger have been obtained."

                           ""Management Sub" means the wholly-owned subsidiary of the Company formed in connection with the Management Opco Merger."

                           ""Master Lease" means that certain Master Agreement to Lease, dated January 1, 1999, between the Company and Management Opco."

                           ""Pacific Life Agreement" means that certain securities purchase agreement, dated as of April 5, 2000, and executed as of April 16, 2000, among the Company, Management Opco, Service Company A and Service Company B, on the one hand, and Pacific Life Insurance Company, on the other hand."

                           ""PIK Maturity" is defined in Section 1.3."

                           ""PIK Notes" is defined in Section 1.3."

                           ""PMI" means PMI Mezzanine Fund, L.P."

                           ""PMI Defaults" means (i) the Company's failure to comply with certain financial covenants under the terms of the PMI Note Purchase Agreement related to: (a) the Company's debt service coverage ratio and (b) the Company's interest coverage ratio; and (ii) the Existing Covenant Defaults, to the extent that the same are not cured or waived in accordance with Section 7.1(iii) of the PMI Note Purchase Agreement."

                           ""PMI Note Purchase Agreement" means that certain note purchase agreement, dated as of December 31, 1998, between the Company and PMI, relating to the Company's 7.5% Convertible Subordinated Note due February 28, 2005."

                           ""Potential Claims" means the potential claims against the Company under the Pacific Life Agreement, the Securities Purchase Agreement and the Fee Agreements."

                           ""Proxy" means the Company's Amendment No. 1 to Proxy Statement, to be filed with the United States Securities and Exchange Commission (the "SEC") that, if approved by the Company's common shareholders, would permit, among other things, the Change in Tax Status and the Management Opco Merger, a draft of which is attached to the Waiver and Amendment as Exhibit A."

                           ""Rent Deferral" means (i) the deferral (with interest) of cash lease payments due to the Company under the Master Lease in December 1999 until February 14, 2000 ($12,945,205) and April 7, 2000 ($11,946,692), and (ii) the deferral (with interest) of cash lease payments due to the Company under the Master Lease for the months of January 2000 through and including September 2000 until September 30, 2000, except for payments of (A) $4,000,000 within five (5) Business Days of May 5, 2000, (B) $2,000,000 within five (5) Business Days of June 16, 2000, (C) $12,000,000 within five (5) Business Days of July 5, 2000, (D) $8,000,000 within five (5) Business Days of August 5, 2000, and (E) $5,000,000 within five (5) Business Days of September 5, 2000.

                           ""Replacement Notes" is defined in Section 1.2(a)."

                           ""Rights Offering" means an offering made in accordance with all applicable federal and state laws by the Company to its then-current common shareholders through the distribution of rights to purchase shares of common stock of the Company (based on each shareholder's then-current pro rata share of the Company's common stock), which, if consummated, would result in net cash proceeds to the Company of at least $50,000,000."

                           ""Securities Purchase Agreement" means that certain securities purchase agreement, dated as of December 26, 1999, by and between the Company and Prison Acquisition Company L.L.C."

                           ""Service Company Mergers" means the merger of Service Company A (i.e., Prison Management Services, Inc., a Tennessee corporation) and Service Company B (i.e., Juvenile and Jail Facility Management Services, Inc., a Tennessee corporation) with and into the applicable Service Company Subs for aggregate consideration of not more than $10,600,000 (plus up to $2,000,000 to be paid to certain wardens and other employees of Service Company A and Service Company B), in each case in the form of the Company's common or preferred stock (other than Disqualified Stock) only."

                           ""Service Company Subs" means the two wholly-owned subsidiaries of the Company created in connection with the Service Company Mergers."

                           ""Waiver and Amendment" means that certain Waiver and Amendment, dated as of June 30, 2000, among the Company and Investor."

            u. Section 15.17 of the Note Agreement is hereby further amended by modifying the beginning of the definition of "Change in Control" to read:
""Change of Control" of the Company means, subject to the waivers contained in the Waiver and Amendment and excluding any and all transactions consummated in connection with, or contemplated by, the Rights Offering, the Proxy or the Credit Agreement Amendment, if any of the following occur (or in the case of an proposal made by any Person to the Company, if any of the following could occur as a result thereof):". The remainder of the definition of "Change of Control" shall remain the same.

            v. Section 15.17 of the Note Agreement is hereby further amended by adding to the end of the definition of "Material Adverse Effect" the following clause: "; provided, however, that neither the consummation of, nor the failure to consummate, the Rights Offering or any of the transactions contemplated by the Rights Offering, the Proxy or the Credit Agreement Amendment shall constitute or otherwise cause a Material Adverse Effect."

            w. Section 15.17 of the Note Agreement is hereby further amended by deleting in its entirety the definition of "Potential Termination Event" and replacing it with the following new definition:

            ""Potential Termination Event" means, subject to the waivers contained in the Waiver and Amendment, any event that with the giving of notice or the passage of time would constitute a Termination Event."

            x. Section 15.17 of the Note Agreement is hereby further amended by deleting in its entirety the definition of "Target Price Condition" and replacing it with the following new definition:

            ""Target Price Condition" means the occurrence of both of the following events (i) during any consecutive 20 trading day period commencing with the trading day immediately following January 1, 2001, and ending with and including the trading day immediately preceding January 1, 2004, the average High and Low Sale Prices of the Common Stock exceeds the product of (x) 1.75 and (y) $1,000 divided by the Conversion Rate then in effect (the "Target Rate"); provided, however that in no event shall the Target Rate be less than $10.00, subject to adjustment in accordance with Sections 13.6 through 13.15 hereof; and (ii) throughout the period referred to in clause (i), the Company shall have continuously maintained under the Securities Act an effective registration statement (not subject to any blackout restrictions) that would permit, without restriction, the resale of all the Registrable Securities that may be resold upon the conversion of the Notes on the national exchange where the Common Stock is listed for trading."

         5. WAIVER FEE. To the extent that this Agreement is executed and delivered by the parties on or before June 30, 2000, the Company shall pay to MDP a waiver fee in the amount of $250,000 (the "Waiver Fee").

         6. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement is conditioned on the satisfaction of the following conditions precedent:

            a. the Company and MDP, respectively, shall have received a counterpart of this Agreement duly executed and delivered by the other, and the same shall be in full force and effect;

            b. to the extent due and owing under Section 5 of this Agreement, the Company shall have paid to MDP the Waiver Fee;

            c. the Company shall have paid to MDP the interest accrued on the Notes and due under the Note Agreement on June 30, 2000;

            d. each of the representations and warranties in Section 7 below shall be true and correct in all material respects as of the Amendment Effective Date; and

            e. after giving effect to the waivers set forth in Section 2, the acknowledgment set forth in Section 3 and the amendments set forth in Section 4 of this Agreement, no defaults or Termination Events shall have occurred and be continuing under the Note Agreement.

         7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to MDP, as of the Amendment Effective Date, as follows:

            a. Authority. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Note Agreement (as modified hereby).

            b. Enforceability. This Agreement has been duly executed and delivered by the Company and, after giving effect to this Agreement, the Note Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and is in full force and effect.

            c. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor performance of and compliance with the terms and provisions hereof by the Company will, at the time of such performance, (i) contravene the terms of the charter or bylaws of the Company, or result in a breach or constitute a default under any material lease, instrument, contract or other agreement to which the Company is a party or by which it or its properties or assets may be bound or affected; (ii) violate any provision, law, rule regulation, order, judgment, decree or the like binding on or affecting the Company or any of its properties or assets; (iii) require the approval or consent of, or any filing with, any governmental authority or agency; or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties, assets or revenues of the Company.

            d. No Default. After giving effect to the waivers set forth in
Section 2, the acknowledgment set forth in Section 3 and the amendments set forth in Section 4 of this Agreement, no default or Termination Event shall have occurred and be continuing under the Note Agreement.

         8. REPRESENTATIONS AND WARRANTIES OF MDP. MDP hereby represents and warrants to the Company, as of the Amendment Effective Date, as follows:

            a. Authority. MDP has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Note Agreement (as modified hereby).

            b. Enforceability. This Agreement has been duly executed and delivered by MDP and, after giving effect to this Agreement, the Note Agreement is the legal, valid and binding obligation of MDP, enforceable against MDP in accordance with its terms, and is in full force and effect.

         9. INTEGRATION. This Agreement shall be deemed incorporated into and made a part of the Note Agreement. This Agreement and the Note Agreement shall be construed as integrated and complementary of each other, and, except as otherwise specifically provided in this Agreement, as augmenting and not restricting MDP's rights and remedies under the Note Agreement. If, after applying the foregoing an inconsistency still exists, the provisions of this Agreement shall constitute an amendment to the Note Agreement and shall control.

         10. REFERENCE TO AND EFFECT ON NOTE AGREEMENT.

            a. Upon and after the Amendment Effective Date, each reference in the Note Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Note Agreement, and each reference in any Related Documents to the Note Agreement, "the Note Purchase Agreement", "thereunder", "thereof' or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement as modified by this Agreement.

            b. Except as specifically modified above, the Note Agreement and any Related Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of MDP, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Note Agreement.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         12. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         14. ACKNOWLEDGMENT OF DEBT. The Company hereby acknowledges and confirms that, as of the Amendment Effective Date, (a) the aggregate amount of outstanding indebtedness under the Notes is approximately $41,114,461, plus interest; and (b) it holds no defenses, claims, counterclaims or rights of recoupment or set-off with respect to such indebtedness.

         15. FORBEARANCE OF CLAIMS. In consideration of the foregoing, MDP hereby agrees that it will not (a) commence any litigation, proceeding or action or (b) assert or pursue any claims against the Company or its officers, directors, shareholders, employees, affiliates, attorneys, representatives, other agents, predecessors, successors, or assigns relating in any way to the Note Agreement or the Notes or the indebtedness evidenced thereby for so long as no default or Termination Event is existing under the Note Agreement, as amended by this Agreement or any subsequent agreements.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                    PRISON REALTY TRUST, INC.,
                                    a Maryland corporation



                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    MDP VENTURES IV LLC,
                                    a New York limited liability company

                                    By: MDP Ventures II LLC, its sole member

                                        By: Millennium Development Partners II
                                            LLC, its managing member

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                        EXHIBITS TO WAIVER AND AMENDMENT

Exhibit A: Proxy

Exhibit B: Replacement Note

Exhibit C: Schedule of Holders

Exhibit D: PIK Note

                                   EXHIBIT A
                                   ---------




                            [Intentionally omitted]

                                    EXHIBIT B

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY TRUST, INC.

                              AMENDED AND RESTATED
                        10% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2008

No. __

$___________                                                      June 30, 2000

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY TRUST, INC., formerly know as Prison Realty Corporation (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of _____________________, or its registered assigns (the "Holder"), the principal sum of _______________________ DOLLARS ($__________) on the Maturity Date (as defined in the Note Agreement referred to below).

         This Note is issued pursuant to that certain Note Purchase Agreement made as of December 31, 1998 (as amended by that certain Waiver and Amendment, dated as of June 30, 2000, and as it may be subsequently amended or supplemented from time to time, the "Note Agreement") between and among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms used but not defined herein shall have the meaning given to them in the Note Agreement. This Note is issued in substitution for that certain $_________ Note, dated ____________ (the "Old Note"). Upon the issuance of this Note, the Old Note shall be canceled and of no further force or effect.

         The Company also promises to pay interest (computed on the basis of a 360-day year of twelve 30-day months): (a) from the date hereof until the earlier of (i) the Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and (iii) the occurrence of a Termination Event after June 30, 2000 on the unpaid balance hereof at the rate of 10% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing December 31, 2000, and on the Maturity Date (each such date an "Interest Payment Date"); and (b) from the earlier of (i) the Maturity Date or (ii) the occurrence of a Termination Event after June 30, 2000 until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand. In addition, the Company promises to pay Contingent Interest (as defined in the Note Agreement) to the Holder as set forth in Section 2.5 of the Note Agreement.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Note Agreement.

         This Note is one of a series of convertible notes issued pursuant to the Note Agreement. As provided in the Note Agreement, this Note: (i) is subject to redemption prior to Maturity, as provided in Section 12.1 of the Note Agreement; and (ii) is convertible into shares of the Company's Common Stock, as provided in Section 13 of the Note Agreement.

         This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company many treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.



                                           PRISON REALTY TRUST, INC.

                                           By:
                                              ----------------------------------
                                              Name:
                                                     ---------------------------
                                              Title:
                                                     ---------------------------

                                   EXHIBIT C
                                   ---------




                            [Intentionally omitted]

                                    EXHIBIT D

THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, NEITHER THIS NOTE, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                            PRISON REALTY TRUST, INC.

                      10% CONVERTIBLE SUBORDINATED PIK NOTE
                                    DUE 2003

No. __

$___________                                                     June 30, 2000

         FOR VALUE RECEIVED, the undersigned, PRISON REALTY TRUST, INC., formerly know as Prison Realty Corporation (herein called the "Company"), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to the order of_____________________, or its registered assigns (the "Holder"), the principal sum of _______________________ DOLLARS ($__________) on the PIK Maturity Date (as defined in the Note Agreement referred to below).

         This Note is issued pursuant to that certain Note Purchase Agreement made as of December 31, 1998 (as amended by that certain Waiver and Amendment, dated as of June 30, 2000, and as it may be subsequently amended or supplemented from time to time, the "Note Agreement") between and among the Company, as issuer, and the Investor named therein, and is entitled to the benefits thereof. Capitalized terms used but not defined herein shall have the meaning given to them in the Note Agreement.

         The Company also promises to pay interest (computed on the basis of a 360-day year of twelve 30-day months): (a) from the date hereof until the earlier of (i) the PIK Maturity Date, (ii) the date this Note and all amounts payable in connection herewith have been paid to the Holder and (iii) the occurrence of a Termination Event after June 30, 2000 on the unpaid balance hereof at the rate of 10% per annum, payable semi-annually in arrears, on the last day of each June and December, commencing December 31, 2000, and on the PIK Maturity Date (each such date an "Interest Payment Date"); and (b) from the earlier of (i) the PIK Maturity Date or (ii) the occurrence of a Termination Event after June 30, 2000 until the date this Note and all amounts payable in connection herewith have been paid to the Holder, at the rate of 20% per annum payable on demand.

         Payments of principal of, premium, if any, and interest (including, without limitation, Contingent Interest) on this Note are to be made in lawful money of the United States of America. Payments shall be made to the Holder at such place and by such means as provided in the Note Agreement.

         This Note is one of a series of convertible notes issued pursuant to the Note Agreement. As provided in the Note Agreement, this Note: (i) is subject to redemption prior to the PIK Maturity Date, as provided in Section 12.1 of the Note Agreement; and (ii) is convertible into shares of the Company's Common Stock, as provided in Section 13 of the Note Agreement.

         This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note (for a like principal amount) or Notes (in authorized denominations) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company many treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         If this Note is collected by or through an attorney at law or otherwise, then the Company shall be obligated to pay, in addition to the principal balance hereof and any premium and accrued interest hereon, reasonable attorney's fees and all out-of-pocket costs of the Holder in connection with the collection or enforcement of this Note.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note shall be governed by the laws of the State of New York.


                                        PRISON REALTY TRUST, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------